SLEEP MEDICINE

FACULTY PROFILE

Laura K. Barger, PhD

Instructor in Medicine, Harvard Medical School
Associate Physiologist, Division of Sleep and Circadian Disorders, Departments of Medicine and Neurology, Brigham and Women's Hospital

See publications



Inter-office Mail Address
221 Longwood Avenue, Suite 438
Boston, MA 02115

Phone 530-753-2876
Phone 617-732-4013
Fax 617-732-4015

Email lkbarger@hms.harvard.edu

Society Memberships
Sleep Research Society

Research Unit(s)
Division of Sleep Medicine, Brigham and Women's Hospital
Harvard Work Hours, Health, and Safety Group

Research Interests
My interests include the effects of spaceflight on sleep and the circadian timing system and the effects of extended work hours and subsequent sleep loss on health and safety. Our current NASA-funded spaceflight project uses state-of-the-art ambulatory technology to monitor sleep-wake activity patterns and light exposure in astronauts prior to, during and after missions aboard the Space Shuttle and International Space Station missions.

As part of the Harvard Work Hours Health and Safety Group, we assess the impact of extended work hours on health and safety of workers and the public. Our studies include nationwide web-based surveys, the development of interventions that reduce extended duration work hours, fatigue and medical errors in hospital residents. We also implement and evalutate large-scale occupational fatigue management and sleep disorders screening programs in occupational groups that work non-standard hours, such as police officers, firefighters, mission controllers, railroad workers and federal air marshals..

Additionally, I am interested in exercise and the effects of exercise on sleep and the circadian system.

Mentor(s)
Charles A. Czeisler, PhD, MD

Education

2003, MMSc (Clinical Science) Harvard Medical School, Boston, MA
1999, Ph.D., (Physiology) University of California, Davis, CA
1992, M.S., (Exercise Physiology) California State University, Sacramento, CA
1986, B.S., (Systems Science Engineering) Michigan State University. E. Lansing, MI

Selected Publications

Barger LK, Wright, KP, Jr, Burke, TM, Chinoy, ED, Ronda, JM, Lockley SW, Czeisler CA; Sleep and Cognitive Function of Crewmembers and Mission Controllers Working 24-Hour Shifts During a Simulated 105-day Spaceflight Mission.
Acta Astronautica. January 2014 93: 230-242.

Barger L; Quan SF. A movement to promote healthy sleep: the case for corporate involvement.
J Clin Sleep Med 2013;9(8):739-740. [PMID: 23946701

St Hilaire MA, Sullivan JP, Anderson C, Cohen DA, Barger LK, Lockley SW, Klerman EB. Classifying performance impairment in response to sleep loss using pattern recognition algorithms on single session testing.
Accid Anal Prev. 2013 50: 992-1002. [PMID: 22959616]

Barger LK, Ogeil, RP, Drake, CL, O'Brien CS, Ng, KT, Rajaratnam SWM. Validation of a Questionnaire to Screen for Shift Work Disorder.
SLEEP. 2012; 35(12): 1693-1703. [PMID: 23204612]

Barger LK, Sullivan JP, Vincent, AS, Fiedler, ER, McKenna, LM, Flynn-Evans, EE, Gilliland, K, Sipes, WE, Smith, PH, Brainard, GC, Lockley SW. Learning To Live on a Martian Day: Fatigue Countermeasures during the Phoenix Mars Lander Mission.
SLEEP. 2012. Oct 1; 35(10): 1423-35. [PMID: 23024441]

Rajaratnam SM, Barger LK, Lockley SW, Shea SA, Wang W, Landrigan CP, O'Brien CS, Qadri S, Sullivan JP, Cade BE, Epstein LJ, White DP, Czeisler CA; Harvard Work Hours, Health and Safety Group. Sleep disorders, health, and safety in police officers.
JAMA. 2011 Dec 21;306 (23):2567-78. [PMID: 22187276]

Barger LK, Lockley SW, Rajaratnam SM, Landrigan CP. Neurobehavioral, health, and safety consequences associated with shift work in safety-sensitive professions.
Curr Neurol Neurosci Rep. 2009 Mar;9(2):155-64. Review. [PMID: 19268039]

Landrigan CP, Fahrenkopf AM, Lewin D, Sharek PJ, Barger LK, Eisner M, Edwards S, Chiang VW, Wiedermann BL, Sectish TC. Effects of the accreditation council for graduate medical education duty hour limits on sleep, work hours, and safety.
Pediatrics. 2008 Aug;122(2):250-8. [PMID: 18676540]

Fahrenkopf AM, Sectish TC, Barger LK, Sharek PJ, Lewin D, Chiang VW, Edwards S, Wiedermann BL, Landrigan CP. Rates of medication errors among depressed and burnt out residents: prospective cohort study.
BMJ. 2008 Mar 1;336(7642):488-91.
Epub 2008 Feb 7. [PMID: 18258931]

Barger LK, Hoban-Higgins TM, Fuller CA. Assessment of circadian rhythms throughout the menstrual cycle of female rhesus monkeys.
Am J Primatol. 2008 Jan;70(1):19-25. [PMID: 17523165]

Landrigan CP, Czeisler CA, Barger LK, Ayas NT, Rothschild JM, Lockley SW; Harvard Work Hours, Health and Safety Group. Effective implementation of work-hour limits and systemic improvements.
Jt Comm J Qual Patient Saf. 2007 Nov;33(11 Suppl):19-29. [PMID: 18173163]

Lockley SW, Barger LK, Ayas NT, Rothschild JM, Czeisler CA, Landrigan CP; Harvard Work Hours, Health and Safety Group. Effects of health care provider work hours and sleep deprivation on safety and performance. Jt

Comm J Qual Patient
Saf. 2007 Nov;33(11 Suppl):7-18. [PMID: 18173162]

Barger LK, Ayas NT, Cade BE, Cronin JW, Rosner B, Speizer FE, Czeisler CA. Impact of extended-duration shifts on medical errors, adverse events, and attentional failures.
PLoS Med. 2006 Dec;3(12):e487. [PMID: 17194188]

Landrigan CP, Barger LK, Cade BE, Ayas NT, Czeisler CA. Interns' compliance with accreditation council for graduate medical education work-hour limits. JAMA.
2006 Sep 6;296(9):1063-70. [PMID: 16954485]

Ayas NT, Barger LK, Cade BE, Hashimoto DM, Rosner B, Cronin JW, Speizer FE, Czeisler CA. Extended work duration and the risk of self-reported percutaneous injuries in interns.
JAMA. 2006 Sep 6;296(9):1055-62. [PMID: 16954484]

Lockley SW, Landrigan CP, Barger LK, Czeisler CA; Harvard Work Hours Health and Safety Group. When policy meets physiology: the challenge of reducing resident work hours.
Clin Orthop Relat Res. 2006 Aug;449:116-27. Review. [PMID: 16770285]

Barger LK, Cade BE, Ayas NT, Cronin JW, Rosner B, Speizer FE, Czeisler CA; Harvard Work Hours, Health, and Safety Group. Extended work shifts and the risk of motor vehicle crashes among interns.
N Engl J Med. 2005 Jan 13;352(2):125-34. [PMID: 15647575]

Barger LK, Wright KP Jr, Hughes RJ, Czeisler CA. Daily exercise facilitates phase delays of circadian melatonin rhythm in very dim light.
Am J Physiol Regul Integr Comp Physiol. 2004 Jun;286(6):R1077-84. Epub 2004 Mar 18. [PMID: 15031136]

Strollo F, Barger L, Fuller C. Testosterone urinary excretion rate increases during hypergravity in male monkeys.
J Gravit Physiol. 2000 Jul;7(2):P181-2. [PMID: 12697513]

Barger, L.K., Greenleaf, J.E., Baldini, F. and Huff, D. Effects of space missions on the human immune system: A meta-analysis.
Sports Medicine, Training, and Rehabilitation, 1995. 5, 293-310.